SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                 FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  September 27, 2004

                    Commission File Number 1-05707

                   GENERAL EMPLOYMENT ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)

           Illinois                                   36-6097429
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                   Identification Number)

   One Tower Lane, Suite 2100, Oakbrook Terrace, Illinois      60181
       (Address of principal executive offices)              (Zip Code)

 Registrant's telephone number, including area code:  (630) 954-0400




Item 1.01 Entry Into a Material Definitive Agreement.

On September 27, 2004, the Audit Committee of the Board of
Directors of General Employment Enterprises, Inc. (the "Company") approved a bonus plan covering operational vice presidents of the Company, which is effective for fiscal years beginning on or after October 1, 2004.

Under the plan, operational vice presidents are eligible to earn annual bonuses equal to a percentage of their base salary if the results of operations for which they are responsible exceed specified performance levels.

This plan replaces a similar plan that was in effect since
October 1, 2001.


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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GENERAL EMPLOYMENT ENTERPRISES, INC.
                                              (Registrant)

Date:  September 29, 2004          By: /s/ Kent M. Yauch
                                   Kent M. Yauch
                                   Vice President, Chief Financial
                                   Officer and Treasurer

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